                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.       Case No.  01-11628 (PJW) Jointly Administered

                                          Reporting periods: December 17, 2001 - August 31, 2002

                            MONTHLY OPERATING REPORT

                                                                                   DOCUMENT    EXPLANATION
                   REQUIRED DOCUMENTS                           FORM NO.           ATTACHED     ATTACHED
                   ------------------                           --------           --------     --------
Schedule of Cash Disbursements                                   MOR-1 (A)             X
  Summary of bank and investment accounts                        MOR-1 (B)             X
  Detail disbursements by legal entity                                              Exhibit B
Unaudited Consolidated Statements of Operations                  MOR-2                 X
  Unaudited consolidating statements of operations                                  Exhibit A
Unaudited Consolidated Balance Sheet                             MOR-3                 X
Summary of Unpaid Postpetition Accounts Payable                  MOR-4                 X
Accounts Receivable Reconciliation and Aging                     MOR-5                 X
Debtors Questionnaire                                            MOR-5                 X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------------------------                ----------------------------------------------------
Signature of Debtor                                    Date



---------------------------------------                ----------------------------------------------------
Signature of Joint Debtor                              Date



/s/  Ezra Shashoua                                     September 20, 2002
---------------------------------------                ----------------------------------------------------
Signature of Authorized Individual                     Date



Ezra Shashoua                                          Executive Vice President and Chief Financial Officer
---------------------------------------                ----------------------------------------------------
Printed Name of Authorized Individual                  Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.            Case No.            01-11628 (PJW) Jointly Administered

                                               Reporting periods:  December 17, 2001 - August 31, 2002

                  MOR - 1 (A) -- SCHEDULE OF CASH DISBURSEMENTS
                              DOLLARS IN THOUSANDS

                                                                                                                        TOTAL
                                                             TOTAL                LESS               PLUS        DISBURSEMENTS FOR
                                            TOTAL         DISBURSEMENTS     TRANSFERS TO DEBTOR    DISBURSEMENTS    CALCULATING U.S.
                                         DISBURSEMENTS  CUMULATIVE FILING     IN POSSESSION     MADE BY OUTSIDE   TRUSTEE QUARTERLY
            LEGAL ENTITY        CASE NO. CURRENT MONTH      TO DATE             ACCOUNTS             SOURCES            FEES
            ------------        -------- -------------  -----------------   ------------------- ---------------  ------------------
NationsRent, Inc.               01-11628   $ 19,192        $171,613          $       --          $     --           $  171,613
NationsRent USA, Inc.           01-11629     14,433         103,919                  --                --              103,919
NationsRent Transportation
  Services, Inc.                01-11630         --              --                  --                --                   --
NR Delaware, Inc.               01-11631         --              --                  --                --                   --
NRGP, Inc.                      01-11632         --              --                  --                --                   --
NationsRent West, Inc.          01-11633      3,149          24,244                  --                --               24,244
Logan Equipment Corp.           01-11634        614           4,565                  --                --                4,565
NR Dealer, Inc.                 01-11635         --              --                  --                --                   --
NR Franchise Company            01-11636         --              --                  --                --                   --
BDK Equipment Company, Inc.     01-11637        111             762                  --                --                  762
NationsRent of Texas, LP        01-11638      6,312          46,981                  --                --               46,981
NationsRent of Indiana, LP      01-11639        919           6,493                  --                --                6,493
  Total                                    $ 44,730        $358,577            $     --            $   --            $ 358,577

Note: A detailed listing of disbursements for the current month, by legal entity, is attached in Exhibit B.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered

                                                      Reporting periods:  December 17, 2001 - August 31, 2002

              MOR-1 (B) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

                                                                                          BOOK BALANCE
                                                                                           AT END OF        DATE
                                                                                ACCOUNT    REPORTING     RECONCILED
                    LEGAL ENTITY                      FINANCIAL INSTITUTION     NUMBER      PERIOD         THROUGH
                    ------------                      ---------------------     ------    ------------   ----------
NationsRent of Texas, LP - Case No. 01-11638          Bank of America, N.A.       2985           233     31-Jul-2002
          "          "      "       "       "         Bank of America, N.A.       8471           199     31-Jul-2002
          "          "      "       "       "         Bank of America, N.A.       1662            --     31-Aug-2002
          "          "      "       "       "         Bank One, TX                3689             5     31-Jul-2002
          "          "      "       "       "         Crosby State Bank           2226             4     31-Jul-2002
          "          "      "       "       "         Pioneer National Bank       0282             7     31-Jul-2002
          "          "      "       "       "         Texas Gulf Bank             9527             4     31-Jul-2002
          "          "      "       "       "         Fleet Bank                  5699            --     31-Aug-2002
          "          "      "       "       "         Petty and counter cash       NA            108
   Total                                                                                         560

NationsRent USA, Inc. - Case No. 01-11629             Bank of America, N.A.       1675            --     31-Aug-2002
            "          "       "             "        Bank of America, N.A.       1727           215     31-Jul-2002
            "          "       "             "        Bank of America, N.A.       6826             -     31-Aug-2002
            "          "       "             "        Bank of America, N.A.       9071           (36)    31-Jul-2002
            "          "       "             "        Bank of America, N.A.       9084           158     31-Aug-2002
            "          "       "             "        Bank of America, N.A.       1701           206     31-Aug-2002
            "          "       "             "        Bank of America, N.A.       1730           183     31-Jul-2002
            "          "       "             "        Bank of America, N.A.       1743            --     31-Aug-2002
            "          "       "             "        Bank of Utah                5545            31     31-Jul-2002
            "          "       "             "        Bank One, LA                0427            23     31-Jul-2002
            "          "       "             "        Bank One, OH                1964            22     31-Jul-2002
            "          "       "             "        Fifth Third Bank            7547           555     31-Aug-2002
            "          "       "             "        Huntington Bank             6483           138     31-Jul-2002
            "          "       "             "        Provident Bank              1778            --     31-Jul-2002
            "          "       "             "        Regions Bank                5785            48     31-Aug-2002
            "          "       "             "        Wells Fargo Bank            4811            63     31-Aug-2002
            "          "       "             "        Fifth Third Bank            5838           360     31-Jul-2002
            "          "       "             "        Fleet Bank                  5478           101     31-Jul-2002
            "          "       "             "        National City Bank, PA      4092            11     31-Jul-2002
            "          "       "             "        Fleet Bank                  5672            --     31-Aug-2002
            "          "       "             "        Petty and counter cash       NA            181
   Total                                                                                       2,259

NationsRent West, Inc. - Case No. 01-11633            Bank of America, N.A.       1840            --     31-Aug-2002
            "          "        "           "         Bank of America, N.A.       1659           (28)    31-Aug-2002
            "          "        "           "         Bank of America, N.A.       9097            --     31-Aug-2002
            "          "        "           "         Bank of America, N.A.       9107           153     31-Jul-2002
            "          "        "           "         Fleet Bank                  5701            --     31-Aug-2002
            "          "        "           "         Petty and counter cash       NA             22
   Total                                                                                         147

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered

                                                      Reporting periods:  December 17, 2001 - August 31, 2002

              MOR-1 (B) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

                                                                                           BOOK BALANCE
                                                                                             AT END OF        DATE
                                                                                 ACCOUNT      REPORTING    RECONCILED
                    LEGAL ENTITY                      FINANCIAL INSTITUTION      NUMBER        PERIOD       THROUGH
                    ------------                      ---------------------      ------    ------------    ----------
NationsRent, Inc.  - Case No. 01-11628                Bank of America, N.A.       1691             --       31-Aug-2002
   "            "                    "                 Citibank, N.A.             2494             99       31-Aug-2002
   "            "                    "                 Citibank, N.A.             4167             10       31-Aug-2002
   "            "                    "                 Citibank, N.A.             4918             26       31-Aug-2002
   "            "                    "                 Citibank, N.A.             5115             (a)
   "            "                    "                 Bank of America, N.A.      6978             --       31-Aug-2002
   "            "                    "                 Bank of America, N.A.      2537          1,239       31-Aug-2002
   "            "                    "                 Bank of America, N.A.      8866             --       31-Aug-2002
   "            "                    "                 Fleet Bank                 9562              8       31-Aug-2002
   "            "                    "                 Fleet Bank                 9570             --       31-Aug-2002
   "            "                    "                 Fleet Bank                 0752            207       31-Aug-2002
   "            "                    "                 Fleet Bank                 0760             59       31-Aug-2002
   "            "                    "                 Fleet Bank                 7989           (123)      31-Aug-2002
   "            "                    "                 Fleet Bank                 0069             --       31-Aug-2002
   "            "                    "                 Fleet Bank                 7824             --       31-Aug-2002
   "            "                    "                 Fleet Bank                 7808             --       31-Aug-2002
   "            "                    "                 Petty cash                  NA               1       31-Aug-2002
   Total                                                                                        1,526

Logan Equipment Corp.  - Case No. 01-11634             Bank of America, N.A.      1548              4       31-Aug-2002
    "           "        "    "                        Fleet Bank                 7816             --       31-Aug-2002
    "           "        "    "                        Fleet Bank                 7997            (17)      31-Aug-2002
    "           "        "    "                        First MA Bank              4927             11       31-Mar-2002
   Total                                                                                           (2)

NationsRent of Indiana, LP - Case No. 01-11639         Fleet Bank                 5680             --       31-Aug-2002
    "           "       "       "       "              Petty and counter cash      NA              10
   Total                                                                                           10

BDK Equipment Company, Inc. - Case No. 01-11637        Fleet Bank                 5728             --       31-Aug-2002

NR Franchise Company - Case No. 01-11636               Bank of America, N.A.      9123             --       31-Aug-2002

Grand Total Cash                                                                                4,500

   (a) This account is an investment account that contains the shares of NationsRent, Inc. common stock that were repurchased prior to January 2001 and have been recorded, at cost, as treasury stock in the Consolidated Balance Sheet set forth in MOR-3.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered

                                                      Reporting periods:  December 17, 2001 - August 31, 2002

              MOR-1 (B) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

The following tables sets forth the bank accounts that were opened and closed during the reporting period:

                                 ACCOUNTS OPENED


                                                                                ACCOUNT        DATE OF
                    LEGAL ENTITY                          BANK                   NUMBER        CHANGE
                    ------------                          ----                  -------        ------
Logan Equipment Corp. - Case No. 01-11634             Fleet Bank                  7997       16-Jan-2002
NationsRent, Inc.  - Case No. 01-11628                Fleet Bank                  7989       16-Jan-2002
NationsRent of Texas, LP - Case No. 01-11638          Bank of America, N.A.       9399       14-Feb-2002
NationsRent of Indiana, LP - Case No. 01-11639        Bank of America, N.A.       9409       14-Feb-2002
NationsRent, Inc. - Case No. 01-11628                 Fleet Bank                  0069       26-Apr-2002
NationsRent, Inc. - Case No. 01-11628                 Fleet Bank                  7824       6-May-2002
NationsRent, Inc. - Case No. 01-11628                 Fleet Bank                  7808       6-May-2002
Logan Equipment Corp. - Case No. 01-11634             Fleet Bank                  7816       6-May-2002
NationsRent of Texas, LP - Case No. 01-11638          Fleet Bank                  5699       3-Jul-2002
NationsRent of Indiana, LP - Case No. 01-11639        Fleet Bank                  5680       3-Jul-2002
NationsRent West, Inc. - Case No. 01-11633            Fleet Bank                  5701       3-Jul-2002
BDK Equipment Company, Inc. - Case No. 01-11637       Fleet Bank                  5728       3-Jul-2002
NationsRent USA, Inc. - Case No. 01-11629             Fleet Bank                  5672       3-Jul-2002



                                     ACCOUNTS CLOSED

                                                                                               ACCOUNT         DATE OF
                    LEGAL ENTITY                                          BANK                 NUMBER          CHANGE
                    ------------                                          ----                 ------          ------
NationsRent, Inc. - Case No. 01-11628                               Bank of America, N.A.        4212       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                               Bank of America, N.A.        5486       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                               Bank of America, N.A.        0099       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                               Bank of America, N.A.        0109       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                               Bank of America, N.A.        1551       17-Dec-2001
NationsRent, Inc. - Case No. 01-11628                               Bank of America, N.A.        9166       17-Dec-2001
NationsRent of Texas, LP - Case No. 01-11638                        Bank of America, N.A.        9547       17-Dec-2001
NationsRent USA, Inc. - Case No. 01-11629                           Fleet Bank                   8442       17-Dec-2001
NationsRent West, Inc. - Case No. 01-11633                          Bank of America, N.A.        9505       17-Dec-2001
NationsRent USA, Inc. - Case No. 01-11629                           First MA Bank                9135       7-Mar-2002
NationsRent of Indiana, LP - Case No. 01-11639                      National City Bank, IN       7959       21-May-2002
NationsRent, Inc.  - Case No. 01-11628                              Bank of America, N.A.        5473       22-May-2002
NationsRent, Inc.  - Case No. 01-11628                              Bank of America, N.A.        9518       22-May-2002
NationsRent, Inc.  - Case No. 01-11628                              Provident Bank               0760       5-Jun-2002
NationsRent, Inc.  - Case No. 01-11628                              Bank of America, N.A.        6925       6-Jun-2002
NationsRent of Texas, LP - Case No. 01-11638                        Bank of America, N.A.        9399       11-Jun-2002
NationsRent USA, Inc. - Case No. 01-11629                           Bank of America, N.A.        1811       11-Jun-2002
NRGP, Inc. - Case No. 01-11632                                      Bank of America, N.A.        1785       11-Jun-2002
Logan Equipment Corp. - Case No. 01-11634                           Bank of America, N.A.        1879       11-Jun-2002
NationsRent of Indiana, LP - Case No. 01-11639                      Bank of America, N.A.        9409       11-Jun-2002
NationsRent Transportation Services, Inc. - Case No. 01-11630       Bank of America, N.A.        1808       11-Jun-2002
NR Delaware, Inc. - Case No. 01-11631                               Bank of America, N.A.        1798       11-Jun-2002
NationsRent USA, Inc. - Case No. 01-11629                           Bank of Utah                 0226       27-Jun-2002
NationsRent USA, Inc. - Case No. 01-11629                           Bank One, KY                 3778       8-Jul-2002
NationsRent, Inc.  - Case No. 01-11628                              Wachovia                     0433       15-Jul-2002
NationsRent of Indiana, LP - Case No. 01-11639                      Bank One, IN                 5365       17-Jul-2002

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered

                                                      Reporting periods:  December 17, 2001 - August 31, 2002

              MOR-1 (B) -- SUMMARY OF BANK AND INVESTMENT ACCOUNTS
                              DOLLARS IN THOUSANDS

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report is true and correct to the best of my knowledge and belief.

/s/  Ezra Shashoua                                    September 20, 2002
-------------------------                         -----------------------------
Signature of Debtor                               Date

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered

                                                      Reporting periods:  December 17, 2001 - August 31, 2002

           MOR - 2 -- UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
                              DOLLARS IN THOUSANDS

                                                                                           Cumulative
                                                                     Month                Filing to Date
                                                                   -------                --------------
Revenue:
 Equipment rental                                                  $ 39,556                $ 293,745
 Sales of equipment, merchandise, parts and supplies                  2,788                   22,078
                                                                   --------                ---------
   Total revenue                                                     42,344                  315,823
                                                                   --------                ---------
Cost of revenue:
 Cost of equipment rentals, excluding depreciation                   20,436                  155,718
 Rental equipment depreciation and lease expense                     12,310                   98,185
 Cost of equipment, merchandise, parts and supplies                   2,250                   17,293
                                                                   --------                ---------
   Total cost of revenue                                             34,996                  271,196
                                                                   --------                ---------
Gross profit                                                          7,348                   44,627
                                                                   --------                ---------
Operating expenses:
 Selling, general and administrative expenses                         8,023                   65,468
 Non-rental equipment depreciation and amortization                   1,109                   10,565
                                                                   --------                ---------
Operating income                                                     (1,784)                 (31,406)
                                                                   --------                ---------
Other (income)/expense:
 Interest income (2)                                                     --                     (243)
 Interest expense                                                     4,305                   36,187
 Other, net (3)                                                         (40)                    (222)
                                                                   --------                ---------
                                                                      4,265                   35,722
                                                                   --------                ---------
Income/(loss) before reorganization items and
 provision (benefit) for income taxes                                (6,049)                 (67,128)
Reorganization items, gross (1)                                       2,739                   17,267
Income/(loss) before provision for income taxes                      (8,788)                 (84,395)
 Provision for income taxes (benefit)                                    --                       --
                                                                   --------                ---------
Net income (loss)                                                  $ (8,788)               $ (84,395)
                                                                   ========                =========

                                                                                          Cumulative
                                                                      Month              Filing to Date
                                                                   --------              --------------
REORGANIZATION ITEMS:
(1)  Reorganization Items included in selling, general and
     administrative expenses
     Professional Fees                                             $   2,139               $  13,517
     U.S. Trustee Quarterly Fees                                          --                     140
     Other Reorganization Expenses                                       600                   3,610
                                                                   ---------               ---------
     Total                                                         $   2,739               $  17,267
(2)  Reorganization Item included in Interest Income:
     Interest Earned on Accumulated Cash from Chapter 11                  --                    (243)
(3)  Reorganization Item included in Other, net:
     Gain (loss) on Sale of Assets                                        --                      --
                                                                   ---------               ---------
Total Reorganization Expense, net                                  $  2,739                $  17,024
                                                                   =========               =========

Note: The above statements of operations represent the consolidated results of the debtors (case numbers 01-11628 through 01-11639). Consolidating statements of operations, by debtor, for the current month and cumulative filing to date are attached in Exhibit A.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered
                                                                          -----------------------------------
                                                      Reporting periods:  December 17, 2001 - August 31, 2002
                                                                          -----------------------------------

                 MOR -3 -- UNAUDITED CONSOLIDATED BALANCE SHEET
                              DOLLARS IN THOUSANDS


                                                                                        Book Value At
                                                                                        End Of Current
                                                                                       Reporting Period
                                                                                       ----------------
ASSETS
Cash                                                                                     $     4,500
Accounts receivable, net                                                                      85,065
Inventories                                                                                   23,801
Prepaid expenses and other assets                                                             13,907
Deferred financing costs                                                                      15,616
Rental equipment, net                                                                        403,355
Property and equipment, net                                                                   85,050
                                                                                         -----------
   Total Assets                                                                          $   631,294
                                                                                         ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities Not Subject To Compromise (Post-Petition):
 Accounts payable                                                                        $    19,588
 Debt                                                                                             --
 Accrued compensation                                                                          7,120
 Accrued expenses and other liabilities                                                       27,904
 Income taxes payable                                                                             76
                                                                                         -----------
   Total Post-Petition Liabilities                                                            54,688
                                                                                         -----------
Liabilities Subject To Compromise (Pre-Petition):
  Secured debt                                                                               816,840
  Priority debt                                                                                3,947
  Unsecured debt                                                                             334,474
                                                                                         -----------
   Total Pre-Petition Liabilities                                                          1,155,261
                                                                                         -----------
   Total Liabilities                                                                       1,209,949
                                                                                         -----------
Stockholders' Equity
 Preferred stock                                                                                   2
 Common stock                                                                                    584
 Additional paid-in-capital                                                                  471,172
 Retained earnings (deficit)                                                              (1,047,533)
 Treasury stock                                                                               (2,880)
                                                                                         -----------
   Total Stockholders' Equity                                                               (578,655)
                                                                                         -----------
   Total Liabilities and Stockholders' Equity                                            $   631,294
                                                                                         ===========

Note: The above balance sheet represents the consolidated balances of the debtors (Case numbers 01-11628 through 01-11639)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered
                                                                          -----------------------------------

                                                      Reporting periods:  December 17, 2001 - August 31, 2002
                                                                          -----------------------------------

           MOR - 4 -- SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE
                              DOLLARS IN THOUSANDS

                                                                              AMOUNT AT
                                                                                END OF
                                                                               CURRENT
                                                                              REPORTING
                                                                               PERIOD
                                                                              ---------
Vouchered accounts payable:
  NationsRent, Inc. - Case No. 01-11628                                       $ 7,107
  NationsRent USA, Inc. - Case No. 01-11629                                       618
  NationsRent Transportation Services, Inc. - Case No. 01-11630                    --
  NR Delaware, Inc. - Case No. 01-11631                                            --
  NRGP, Inc. - Case No. 01-11632                                                   --
  NationsRent West, Inc. - Case No. 01-11633                                      118
  Logan Equipment Corp. - Case No. 01-11634                                        --
  NR Dealer, Inc. - Case No. 01-11635                                              --
  NR Franchise Company - Case No. 01-11636                                         --
  BDK Equipment Company, Inc. - Case No. 01-11637                                   4
  NationsRent of Texas, LP - Case No. 01-11638                                    216
  NationsRent of Indiana, LP - Case No. 01-11639                                   40
                                                                              -------
   Vouchered accounts payable subtotal                                        $ 8,103
Accrued accounts payable                                                        2,256
Accrued professional fees                                                       4,607
Sales and use taxes payable                                                     2,325
Customer deposits and refunds                                                   2,270
Other                                                                              27
                                                                              -------
Total Accounts Payable                                                        $19,588

Note: The above schedule represents the consolidated accounts payable of the debtors (Case numbers 01-11628 through 01-11639).

Explain how and when the Debtor intends to pay any past-due postpetition debts:

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered
                                                                          -----------------------------------

                                                      Reporting periods:  December 17, 2001 - August 31, 2002
                                                                          -----------------------------------

             MOR - 5 -- ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                              DOLLARS IN THOUSANDS



ACCOUNTS RECEIVABLE RECONCILIATION                                                              AMOUNT
                                                                                             ---------
Total Billed Trade Accounts Receivable at the beginning of the reporting period               $ 87,047
  Amounts billed during the period, net                                                         36,024
  Amounts collected during the period                                                          (34,435)
                                                                                             ---------
Total Billed Trade Accounts Receivable at the end of the reporting period                     $ 88,636
  Unbilled trade receivables                                                                     8,116
  Warranty receivables                                                                             408
  NSF checks                                                                                       162
  Unapplied cash and other                                                                       3,095
  Amount considered uncollectible (bad debt)                                                   (15,352)
                                                                                              --------
Total Accounts Receivable, net at the end of the reporting period                             $ 85,065

BILLED TRADE ACCOUNTS RECEIVABLE AGING                                                          AMOUNT
                                                                                              ---------
0-30 days old                                                                                 $ 35,096
31-60 days old                                                                                  16,859
61-90 days old                                                                                   8,402
91+ days old                                                                                    28,279
                                                                                              -------=
Total Billed Trade Accounts Receivable at the end of the reporting period                     $ 88,636


Note: The above schedule represents the consolidated accounts receivable of the debtors (Case numbers 01-11628 through 01-11639).

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered
                                                                          -----------------------------------
                                                      Reporting periods:  December 17, 2001 - August 31, 2002
                                                                          -----------------------------------

                        MOR - 5 -- DEBTORS QUESTIONNAIRE

                                                                           NATIONSRENT   NATIONSRENT
                                                             NATIONSRENT,     USA,      TRANSPORTATION  NR DELAWARE,
                                                                 INC.         INC.      SERVICES, INC.      INC.      NRGP INC.
                                                               01-11628     01-11629       01-11630       01-11631    01-11632
                                                             ------------  -----------  --------------  ------------  ---------
1. Have any assets been sold or transferred outside the
   normal course of business this reporting period?  If
   yes, provide an explanation below.                             NO             NO           NO              NO          NO

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period?  If yes, provide an explanation below.                 NO             NO           NO              NO          NO

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                          YES            YES          YES             YES         YES

4. Are workers compensation, general liability and
   other necessary insurance coverages in effect?  If
   no, provide an explanation below                              YES            YES          YES             YES         YES



                                                                            LOGAN
                                                             NATIONSRENT  EQUIPMENT  NR DEALER,  NR FRANCHISE  BDK EQUIPMENT
                                                              WEST, INC.    CORP.       INC.       COMPANY     COMPANY, INC.
                                                               01-11633   01-11634    01-11635     01-11636       01-11637
                                                             -----------  ---------  ----------  ------------  -------------
1. Have any assets been sold or transferred outside the
   normal course of business this reporting period?  If
   yes, provide an explanation below.                              NO          NO         NO           NO             NO

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period?  If yes, provide an explanation below.                  NO          NO         NO           NO             NO

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                           YES         YES        YES          YES            YES

4. Are workers compensation, general liability and
   other necessary insurance coverages in effect? If
   no, provide an explanation below.                              YES         YES        YES          YES            YES



                                                             NATIONSRENT    NATIONSRENT
                                                             OF TEXAS, LP  OF INDIANA, LP
                                                               01-11638       01-11639
                                                             ------------  --------------
1. Have any assets been sold or transferred outside the
   normal course of business this reporting period?  If
   yes, provide an explanation below.                              NO            NO

2. Have any funds been disbursed from any account other
   than a debtor in possession account this reporting
   period?  If yes, provide an explanation below.                  NO            NO

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                           YES           YES

4. Are workers compensation, general liability and
   other necessary insurance coverages in effect? If
   no, provide an explanation below.                              YES           YES

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered
                                                                          -----------------------------------

                                                      Reporting periods:  December 17, 2001 - August 31, 2002
                                                                          -----------------------------------


                                     NOTES

(a) The following is a breakdown of the number of stores operating in each debtor as of the end of the reporting period:

                                                                       Number of Stores
                                                       ----------------------------------------------------

               Debtor                        Case No.  At 7/31/02      Opened           Closed  At 8/31/02
                                             --------  ----------      ------           ------  ----------
         NationsRent USA, Inc.               01-11629         140           5               --        145
         NationsRent of Texas, LP            01-11638          60          --               --         60
         NationsRent West, Inc.              01-11633          23          --               --         23
         NationsRent of Indiana, LP          01-11639          15          --               --         15
         BDK Equipment Company, Inc.         01-11637           1          --               --          1
                                                       ----------      ------           ------  ---------
                                                              239           5               --        244
                                                       ==========      ======           ======  =========

         There are no stores operating in NationsRent, Inc. (01-11628), NRGP, Inc. (01-11632), Logan Equipment Corp. (01-11634), NR Delaware, Inc. (01-11631), NationsRent Transportation Services, Inc. (01-11630), NR Franchise Company (01-11636), and NR Dealer, Inc. (01-11635).

(b) The following sets forth each of the debtors, their operating purpose and current status:

                  Debtor                               Case No.                   Purpose                               Status
                                                      --------    ----------------------------------------------        ------
         NationsRent, Inc.                            01-11628    Holding company                                       Active
         NationsRent USA, Inc.                        01-11629    Provides construction equipment rental to third       Active
                                                                  parties.
         NationsRent Transportation Services, Inc.    01-11630    Provides common carrier services to each of           Active
                                                                  the debtors store operations.
         NR Delaware, Inc.                            01-11631    Holding company                                       Active
         NRGP, Inc.                                   01-11632    Holding company                                       Active
         NationsRent West, Inc.                       01-11633    Provides construction equipment rental to third       Active
                                                                  parties.
         Logan Equipment Corp.                        01-11634    Provides union employees to each of the debtors       Active
                                                                  union store locations and is a party to
                                                                  union contracts.
         NR Dealer, Inc.                              01-11635    Formed to facilitate the sale of certain              Inactive
                                                                  dealerships acquired by NationsRent West, Inc.
         NR Franchise Company                         01-11636    Formed to facilitate the sale of NationsRent
                                                                  franchises.                                           Inactive
         BDK Equipment Company, Inc.                  01-11637    Provides construction equipment rental to third       Active
                                                                  parties.
         NationsRent of Texas, LP                     01-11638    Provides construction equipment rental to third       Active
                                                                  parties.
         NationsRent of Indiana, LP                   01-11639    Provides construction equipment rental to third       Active
                                                                  parties.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re:    NationsRent, Inc., et al.                   Case No.            01-11628 (PJW) Jointly Administered
                                                                          -----------------------------------

                                                      Reporting periods:  December 17, 2001 - August 31, 2002
                                                                          -----------------------------------


                                     NOTES

(c) Inventories, which consist of new equipment for resale, tools, parts and merchandise supply items that are owned by the debtors, are stated at the lower of cost or market. The last physical inventory occurred during the first week of January 2002.

(d) No provision has been made for income tax benefit during the reporting period. Future provisions for income taxes will be determined by the debtors' analysis of the impact of the Chapter 11 filings and other recent events on its deferred tax assets and liabilities.

(e) Interest expense has been recognized by the debtors only to the extent to which payment is expected.

(f) The financial statements are prepared assuming that the debtors will continue as a going concern which contemplates the realization of the carrying amounts of assets and the satisfaction of liabilities in the normal course of business. The historical balance of intangible assets related to acquired businesses, net was charged to expense in the pre-petition period.

(g) The current year financial statements and other financial information included in this report have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments.